Fannie Mae Quarterly Financial Supplement Q1 2018 May 3, 2018 © 2018 Fannie Mae. Trademarks of Fannie Mae.

- Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae's Form 10-Q for the quarter ended March 31, 2018 ("Q1 2018 10-Q") and Form 10-K for the year ended December 31, 2017 ("2017 Form 10-K"). This presentation should be reviewed together with the Q1 2018 10-Q and the 2017 Form 10-K, which are available at www.fanniemae.com in the "About Us—Investor Relations—SEC Filings" section. Information on or available through the company's website is not part of this supplement.

- Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.

- Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%).

- Unless otherwise indicated, data labeled as "YTD 2018" is as of March 31, 2018 or for the first three months of 2018. Data for prior years is as of December 31 or for the full year indicated.

- Note references are to endnotes, appearing on pages 22 to 24.

- Terms used in presentation
  CAS: Connecticut Avenue Securities™
  CIRT™: Credit Insurance Risk Transfer™
  CRT: credit risk transfer
  DTI ratio: Debt-to-income ratio
  DUS®: Fannie Mae's Delegated Underwriting and Servicing program
  GDP: U.S. gross domestic product
  HARP®: Home Affordable Refinance Program, which allows eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans
  LTV ratio: loan-to-value ratio
  MSA: metropolitan statistical area
  MTMLTV ratio: mark-to-market loan-to-value ratio
  OLTV ratio: origination loan-to-value ratio
  Refi Plus™: our Refi Plus initiative, which offers refinancing flexibility to eligible Fannie Mae borrowers
  REO: real estate owned
  TCCA: Temporary Payroll Tax Cut Continuation Act of 2011
  UPB: unpaid principal balance

© 2018 Fannie Mae. Trademarks of Fannie Mae.
1

Table of Contents Corporate Financial Highlights Market Liquidity Key Market Economic Indicators Treasury Draws and Dividend Payments 7 6 5 4 Financial Overview Single-Family Highlights Certain Credit Characteristics of Single-Family Loan Acquisitions Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business Single-Family Credit Risk Transfer Single-Family Problem Loan Statistics Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business Single-Family Cumulative Default Rates 15 14 13 12 11 10 9 Single-Family Business Multifamily Highlights Certain Credit Characteristics of Multifamily Acquisitions Certain Credit Characteristics of Multifamily Guaranty Book of Business Multifamily Serious Delinquency Rates and Credit Losses 20 19 18 17 Multifamily Business Financial Overview Endnotes Single-Family Business Endnotes Multifamily Business Endnotes 24 23 22 Endnotes © 2018 Fannie Mae. Trademarks of Fannie Mae. 2

Financial Overview © 2018 Fannie Mae. Trademarks of Fannie Mae. 3

1Q18 4Q17 Variance Net interest income Fee and other income Net revenues Investment gains, net Fair value gains (losses), net Administrative expenses Credit-related income Benefit for credit losses Foreclosed property expense Total credit-related income Temporary Payrol Tax Cut Continuation Act of 2011 (TCCA) fees Other expenses, net Income before federal income taxes Provision for federal income taxes Net Income Other comprehensive income (loss) Total comprehensive income $10,625 (169) $10,794 10,358 436 208 (13) (375) (32) (343) (47) 1,236 (583) 10 (111) $121 ($6,687) (154) ($6,533) (11,489) 4,956 (411) (544) 430 (130) 560 (703) (191) 833 5,542 431 $5,111 $3,938 (323) $4,261 (1,131) 5,392 (203) (557) 55 (162) 217 (750) 1,045 250 5,552 320 $5,232 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% % Ne t In ter est In com e $0 $100 $200 $300 $400 $500 $600 Re tai ne d M ort ga ge Po rfo lio ($ ) B illi on s $272.4 $413.3 $345.1 $230.8 $228.3 Net interest income from retained mortgage portfolio and other activities Net interest income from guaranty fees and other consolidated trust income Retained mortgage portfolio at end of period Key Highlights Summary of Q1 2018 Financial Results Sources of Net Interest Income and Retained MortgagePortfolio Balance Corporate Financial Highlights © 2018 Fannie Mae. Trademarks of Fannie Mae. 4 _______________________________ _______________________________ _______________________________ _______________________________ _______________________________ _______________________________ i ome (loss) enues (1) comprhensve income (loss) § Fannie Mae reported first quarter 2018 net income of $4.3 bilion and comprehensive income of $3.9 bilion. This compares to a net loss of $6.5 bilion in the fourth quarter of 2017, which was due to remeasurement of the company's deferred tax assets resulting from enactment of tax legislation during the quarter. Fannie Mae’s pre-tax income was $5.4 bilion for the first quarter of 2018 and $5.0 bilion for the fourth quarter of 2017, reflecting the strength of the company’s underlying business fundamentals. § Two primary factors drove the diference between net income in the first quarter of 2018 compared to the net loss in the fourth quarter of 2017: a $9.9 bilion provision for federal income taxes in the fourth quarter of 2017 that resulted from the enactment of the Tax Cuts and Jobs Act of 2017; and net fair value gains of $1.0 bilion in the first quarter of 2018, primarily driven by gains on the company’s mortgage commitment and risk management derivatives.

2014 2015 2016 2017 YTD 2018 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M 0.8M 0.6M 0.9M 0.9M 0.4M 0.2M 0.2M 0.3M 0.7M 1.0M 1.0M 1.4M 1.2M 1.2M 1.1M Rental Units Home Purchases (Loans) Mortgage Refinancings (Loans) 252K Home Purchases 232K Refinancings 154K Rental Units Key Highlights: Liquidity Provided Fannie Mae provided $124 bilion in liquidity to the mortgage market in the first quarter of 2018, through its purchases of loans and guarantees of loans and securities, which enabled the financing of: Providing Liquidity to the Mortgage Market Market Liquidity © 2018 Fannie Mae. Trademarks of Fannie Mae. 5

2014 2015 2016 2017 YTD 2018 0.0% 2.0% 4.0% 2.83% 3.00% 3.46% 0.90% 1.18% 1.45% 2.08% 2.58%2.17% 2.41% 2.74% 3.13% 2.45% 3.00% 2.27% 2014 2015 2016 2017 YTD 2018 0.0% 2.0% 4.0% 6.0% 4.6%4.2% 1.0% 5.7% 5.7% 2014 2015 2016 2017 YTD 2018 0.0% 2.0% 4.0% 6.0% 5.60% 4.10% 2.40% 2.30% 4.70% 2.30% 5.00% 1.50% 2.60% 4.10% NM MN MO WA WV MAWY NH ME OH MT ND MS OR OK NV NE GA NC NY AR CO TN UT WI VACA KY TX MI SD PA LA NJ AL AZ KS SC FL IN ID IA IL Benchmark Interest Rates Single-Family Home Price Growth Rate U.S. GDP Growth Rate andUnemployment Rate One Year Home Price Change as of Q1 2018 United States 5.5% Key Market Economic Indicators HI AK State Home Price Growth Rate Share of Fannie Mae Single-Family Guaranty Book CA TX FL NY IL NJ WA VA CO 3.0% 3.4% 3.6% 3.7% 3.7% 5.1% 5.7% 6.3% 19.5% 7.9% 3.6% 12.0% 3.8% 2.8% 5.6% 7.0% 3.8% 8.7% Top 10 States by UPB © 2018 Fannie Mae. Trademarks of Fannie Mae. 6 State Growth Rate 0 to 4.9% 5 to 9.9% 10% and above (2) (2) (2) (3) 10-year Treasury rate 2-year swap rate 30-year Fannie MBS par coupon rate Change based on Fannie Mae national home price index U.S. GDP Growth Rate, annualized for most recent period U.S. Unemployment Rate

Draws from Treasury Dividend payments to Treasury Draws from Treasury Dividend payments to Treasury Draws from Treasury Dividend payments to Treasury Draws from Treasury Dividend payments to Treasury Draws from Treasury Dividend payments to Treasury $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 ($) Bi llio ns $144.8 $116.1 $0.0 $9.6 $12.0 $3.7 $0.0 $0.0 $166.4 $119.8 Draws from Treasury Dividend payments to Treasury Treasury Draws and Dividend Payments Treasury Draws and Dividend Payments: 2008 - YTD 2018 2008-2015 2016 2017 YTD 2018 Total © 2018 Fannie Mae. Trademarks of Fannie Mae. 7 (5) (4)

Single-Family Business © 2018 Fannie Mae. Trademarks of Fannie Mae. 8

Private-label securities 3% Freddie Mac 22% Fannie Mae 42% Ginnie Mae 33% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $0 $50 $100 $150 $200 UP B ( $) Bil lio ns 0 10 20 30 40 50 Ba sis Po int s $60 $84 $50 $66 $69 $59 $52 $53 $47 $74 47.147.1 45.4 48.0 48.7 $118 $121 $134 $128 $112 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $0 $1,000 $2,000 $3,000 $4,000 UP B ( $) Bil lio ns 0 10 20 30 40 50 Ba sis Po int s $2,850 $2,870$2,823 $2,835$2,811 42.642.442.141.9 42.8 Refinance Purchase Average charged guaranty fee on new acquisitions, net of TCCA (bps) Average charged guaranty fee on conventional guaranty book, net of TCCA (bps) Average UPB outstanding of Single-Family conventional guaranty book Key HighlightsQ1 2018 Market Share: New Single-Family Mortgage-Related Securities Issuances § Fannie Mae provided approximately $113 bilion in liquidity to the single-family mortgage market in the first quarter 2018 while serving as the largest issuer of single-family mortgage-related securities in the secondary market. The company’s estimated market share of new single-family mortgage-related securities issuances was 42 percent for the first quarter of 2018. § The single-family guaranty book of business continued to grow in the first quarter of 2018, while the average charged guaranty fee (net of TCCA fees) on the single-family guaranty book as of March 31, 2018 remained relatively flat compared to year end at 42.8 basis points. Single-Family Conventional Loan Acquisitions Conventional Guaranty Book of Business Single-Family Highlights Q1 2018 $4,561M Net interest income $1,034M Fair value gains, net $242M Investment gains, net $3,681M Net income $34M Credit-related income © 2018 Fannie Mae. Trademarks of Fannie Mae. 9 (2) (2) (1)(1)

Q1 2017 Q2 2017 Q3 2017 Q4 2017 Ful Year 2017 Q1 2018 Total Unpaid Principal Balance (UPB) ($B) Total UPB excluding Refi Plus ($B) Weighted Average Origination LTV (OLTV) Ratio Origination LTV Ratio > 90% Weighted Average FICO Credit Score FICO Credit Score < 660 DTI Ratio > 45% Fixed-rate Condo/Co-op 9% 98% 23% 6% 743 19% 75% $110.3 $112.2 10% 97% 10% 6% 745 18% 75% $487.7 $501.8 10% 98% 19% 6% 743 18% 76% $125.2 $127.9 10% 97% 8% 5% 745 20% 76% $131.5 $134.2 10% 97% 7% 6% 745 19% 76% $117.6 $121.2 10% 98% 7% 5% 746 15% 73% $113.4 $118.5 Loans with OLTV Ratio > 90% Loans with FICO Credit Score < 660 Loans with DTI Ratio > 45% 10% 98% 100% 7% 734 20% 76% $25.9 $25.9 6% 100% 29% 100% 640 15% 73% $6.0 $6.5 9% 100% 25% 5% 738 100% 95% $20.5 $20.7 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% We igh ted Av era ge OL TV Ra tio 0% 5% 10% 15% 20% 25% 30% Or igi na tio n L TV > 90% 74%75% 75% 75%77% 18%18% 15%16% 19% 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% Sh are of Ac qu isi tio ns 20% 20% 30% 44% 26%22% 33% 56% 45%52% 53% 19% 16% 19% 19% 12% 6% OLTV > 90% Weighted Average OLTV Ratio 2014 2015 2016 2017 YTD 2018 0 200 400 600 800 We igh ted Av era ge FIC O C red it S cor e 0% 2% 4% 6% 8% 10% 12% 14% FIC O C red it S cor e < 66 0 748 750744 743745 6%5% 6% 4% 7% FICO Credit Score < 660 Weighted Average FICO Credit Score Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period YTD 2018 Acquisition Credit Profile by Certain Product Features Origination Loan-to-Value Ratio FICO Credit Score Acquisitions by Loan Purpose Certain Credit Characteristics of Single-Family Loan Acquisitions Refi Plus including HARP Refinance (excluding cash-out & Refi Plus) Cash-out refinance Purchase © 2018 Fannie Mae. Trademarks of Fannie Mae. 10 (3) (3) (3) (3) ® (4) (4) (1)

Overal Book 2004 & Earlier 2005-2008 2009-2015 2016 2017 2018 Total Unpaid Principal Balance (UPB) ($B) Average Unpaid Principal Balance Share of Single-Family Conventional Guaranty Book Serious Delinquency Rate Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Weighted Average FICO Credit Score Share of Loans with Credit Enhancement Fixed-rate 99% 33% 742 75% 18% 75% 0.00% 2% $230,300 $63.3 98% 55% 744 72% 19% 76% 0.22% 16% $221,340 $463.6 99% 64% 751 64% 16% 74% 0.41% 18% $218,450 $505.0 98% 37% 752 51% 17% 75% 0.61% 55% $161,002 $1,579.3 67% 19% 696 66% 15% 76% 6.22% 6% $131,412 $171.2 79% 7% 701 40% 13% 74% 3.24% 3% $68,737 $94.3 95% 43% 745 58% 17% 75% 1.16% 100% $167,594 $2,876.7 Refi Plus Including HARP Alt-A Loans with FICO Credit Score < 660 Origination LTV Ratio > 90% 98% 73% 732 79% 100% 101% 1.82% 17% $175,547 $485.4 90% 32% 628 63% 24% 79% 4.91% 7% $133,034 $198.6 70% 9% 709 63% 18% 79% 4.76% 2% $139,999 $68.9 99% 11% 730 57% 38% 86% 0.98% 13% $138,300 $367.1 2014 2015 2016 2017 YTD 2018 0% 10% 20% 30% 40% 50% 60% 70% We igh ted Av era ge MT ML TV 0% 2% 4% 6% 8% 10% % MT ML TV > 10 0% 60% 64% 62% 58% 58% 2% 3% 5% 1% 1% 2014 2015 2016 2017 YTD 2018 0 200 400 600 800 We igh ted Av era ge FIC O C red it S cor e 0% 5% 10% 15% 20% % FIC O C red it S cor e < 66 0 744 744 745 745 745 7%8% 8% 7%7% Weighted Average Mark-To-Market Loan-to-Value (MTMLTV) Ratio FICO Credit Score 2014 2015 2016 2017 YTD 2018 0.0% 2.0% 4.0% 6.0% 8.0% Se rio us De lin qu en cy Ra te 6.39% 1.20% 6.55% 8.39% 7.60% 1.89% 1.55% 1.24% 6.22% 3.06% 2.82% 3.24%3.26% 1.16% 3.28% 0.36% 0.36%0.35% 0.53% 0.51% Serious Delinquency Rate by Vintage Origination Year Certain Product Features % FICO Credit Score < 660 Weighted Average FICO Credit Score % MTMLTV > 100% Weighted Average MTMLTV Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Product Features Total single-family conventional guaranty book of business 2004 and prior 2005-2008 2009-2018 As of March 31, 2018 © 2018 Fannie Mae. Trademarks of Fannie Mae. 11 (8) (9) (11) (3) (13) (3) (12) (10) (10) (3) (1)

2014 2015 2016 2017 YTD 2018 $0 $500 $1,000 $1,500 UP B ( $) Bil lio ns 0% 10% 20% 30% 40% % Sin gle -Fa mi ly Co nv en tio na l G ua ran ty Bo ok $1,002 $250 $429 $627 $927 22% 15% 9% 32% 35% % Single-family conventional guaranty book in a CRT transaction UPB outstanding of loans in a CRT transaction Single-Family Loans Included in Credit Risk Transfer Transactions, Balance of Covered Loans Single-Family Credit Risk Transfer Single-Family Loans with Credit Enhancement Single-Family Credit Risk Transfer Issuance 2016 Outstanding UPB Percent of Book Outstanding 2017 Outstanding UPB Percent of Book Outstanding YTD 2018 Outstanding UPB Percent of Book Outstanding Primary mortgage insurance & other Connecticut Avenue Securities™ (CAS) Credit Insurance Risk Transfer™ (CIRT™) Lender risk-sharing (Less: loans covered by multiple credit enhancements) Total UPB of single-family loans with credit enhancement 33% (8%) 1% 4% 18% 18% $925B ($211B) $23B $101B $503B $509B 40% (12%) 2% 6% 24% 20% $1,158B ($335B) $65B $181B $681B $566B 43% (12%) 3% 7% 25% 20% $1,223B ($362B) $78B $193B $731B $583B 2013 2014 2015 2016 2017 YTD 2018 $0 $100 $200 $300 $400 UP B ( $) Bil lio ns $240 $222 $265 $102 $189 $40 $44 $76$27 $71 $17 $32 $233 $239 $331 $410 $103 Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer Credit Enhancement © 2018 Fannie Mae. Trademarks of Fannie Mae. 12 ___________________________________________________________________________________________ ___________________________________________________________________________________________ (7) (6) (5) (6) (7)

Single-Family Problem Loan Statistics

Single-Family Serious Delinquency Rate by State as of March 31, 2018(10)



WA
MT
ND
MN
OR
ID
SD
WI
WY
MI
NE
IA
NV
UT
CO
IL
IN
OH
PA
NY
ME
NH
MA
NJ
KS
MO
KY
WV
VA
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
AK
HI
PR
VI
Less than 0.50%
0.50% to 0.99%
1.00% to 1.99%
2.00% to 2.99%
3.00% and Above

Top 10 States by UPB

State	Serious Delinquency Rate	Average Months to Foreclosure(14)
CA	0.39%	21
TX	1.34%	24
FL	3.56%	51
NY	1.87%	68
IL	1.15%	24
NJ	1.91%	60
WA	0.46%	36
VA	0.62%	16
CO	0.25%	22
PA	1.30%	25

Single-Family Loan Workouts



UPB ($) Billions
$40
$30
$20
$10
$0
(Number of Loan Workouts) Thousands
200
150
100
50
0
164.6K
$28.3
$6.6
$21.7
122.3K
$20.7
$4.2
$16.6
103.5K
$17.5
$3.1
$14.4
100.6K
$16.7
$2.1
$14.6
26.0K
$4.2
$3.9
2014
2015
2016
2017
YTD 2018
Foreclosure Alternatives(15)
Home Retention Solutions(16)
Total Loan Workouts

REO Ending Inventory



REO Ending Inventory
100K
80K
60K
40K
20K
0K
87K
57K
38K
26K
24K
2014
2015
2016
2017
YTD 2018
REO Ending Inventory

© 2018 Fannie Mae. Trademarks of Fannie Mae.

13

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

	% of Single-Family Conventional Guaranty Book of Business[17]					% of Single-Family Credit Losses[18]				
Certain Product Features	2014	2015	2016	2017	YTD 2018	2014	2015	2016	2017	YTD 2018
Alt-A[9]	4.2%	3.7%	3.1%	2.5%	2.4%	17.4%	29.3%	24.9%	21.9%	21.6%
Interest Only	2.5%	2.1%	1.7%	1.2%	1.1%	10.2%	18.0%	12.2%	15.7%	11.9%
Origination LTV Ratio > 90%	15.9%	16.3%	16.4%	16.7%	16.9%	15.3%	16.4%	21.9%	23.9%	23.3%
FICO Credit Score < 660 and Origination LTV Ratio > 90%[3]	2.0%	2.0%	1.8%	1.7%	1.6%	6.6%	6.5%	8.8%	9.0%	9.9%
FICO Credit Score < 660[3]	8.0%	7.8%	7.3%	7.0%	6.9%	29.7%	29.7%	35.8%	33.0%	37.2%
Refi Plus including HARP	19.1%	17.6%	15.4%	13.2%	12.8%	10.4%	7.8%	14.0%	15.9%	16.3%
Vintage	2014	2015	2016	2017	YTD 2018	2014	2015	2016	2017	YTD 2018
2009 - YTD 2018	80.5%	84.1%	87.4%	90.3%	90.8%	13.3%	10.3%	19.0%	23.1%	23.6%
2005 – 2008	12.2%	10.1%	8.1%	6.2%	6.0%	74.7%	77.6%	64.7%	64.8%	59.7%
2004 & Prior	7.3%	5.8%	4.5%	3.5%	3.3%	12.0%	12.1%	16.4%	12.2%	16.7%

% of Single-Family Conventional Guaranty Book of Business by State as of March 31, 2018



3.0%
5.1%
3.7%
3.7%
5.7%
100%
$2.9T
78.9%
All Other States
Florida
Illinois
New Jersey
New York
Pennsylvania

% of Q1 2018 Single-Family Credit Losses by State



5.4%
11.7%
11.7%
100%
$0.5B
51.8%
11.2%
8.1%
All Other States
Florida
Illinois
New Jersey
New York
Pennsylvania

© 2018 Fannie Mae. Trademarks of Fannie Mae.

14

Single-Family Cumulative Default Rates

Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year[19]


Cumulative Default Rate
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2007
2006
2005
2008
2004
2003
2002
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Time Since Beginning of Origination Year
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013*
2014*
2015*
2016*
2017*
2018*

* As of March 31, 2018, cumulative default rates on the loans originated from 2012-2018 was less than 1.0%

© 2018 Fannie Mae. Trademarks of Fannie Mae.

15

Multifamily Business © 2018 Fannie Mae. Trademarks of Fannie Mae. 16

Multifamily Highlights Q1 2018 Acquisitions Guaranty Book of Business Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $0.0 $5.0 $10.0 $15.0 $20.0 UP B ( $) Bil lio ns $20.3 $16.2 $12.3 $17.4 $11.3 $17.4 $13.2 $16.2 $20.3 $11.3 Multifamily Guaranty Fee and Credit Loss (Benefit) Ratio Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $0 $100 $200 $300 $400 UP B ( $) Bil lio ns 0% 20% 40% 60% 80% 100% Sh are of M ult ifa mi ly Gu ara nty Bo ok wi th Le nd er Ris k S ha rin g$265.4$253.3 $257.2 $281.3$277.3 96%96% 97%95%95% Share of guaranty book with lender risk-sharing UPB outstanding of Multifamily guaranty book of business Key Highlights Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 0 20 40 60 80 100 Ba sis Po int s 76.7 77.9 79.8 78.7 78.9 0.0 0.3 (2.4) (0.8) 0.6 Annualized credit loss (benefit) ratio Average guaranty fee at end of period (bps) § New multifamily business volume was $11.3 bilion in the first quarter of 2018, a decrease from $20.3 bilion in the fourth quarter of 2017. Approximately 38 percent of Fannie Mae’s first quarter 2018 multifamily new business volume counted toward FHFA’s 2018 multifamily volume cap. § Fannie Mae supported 154,000 units of multifamily housing in the first quarter of 2018. More than 90 percent of the units the company financed were afordable to families earning at or below 120 percent of the area median income, providing support for both afordable and workforce housing. § The multifamily guaranty book of business continued to grow in the first quarter of 2018, while the average charged guaranty fee on the multifamily guaranty book remained relatively flat compared to year end at 78.9 basis points as of March 31, 2018. Other rental business volume Multifamily new business volume $671M Net interest income $162M Fee and other income $21M Credit-related income $11M Fair value gains $580M Net income © 2018 Fannie Mae. Trademarks of Fannie Mae. 17 (1) (2)

Certain Credit Characteristics of Multifamily Acquisitions 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% Sh are of Ac qu isi tio ns 48% 48% 50% 49% 58% 43% 57% 41% 51% 51% % Origination LTV less than or equal to 70% % Origination LTV greater than 70% and less than or equal to 80% % Origination LTV greater than 80% 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% Sh are of Ac qu isi tio ns 80% 20% 84% 28% 23% 79% 72% 77% 16%21% $0.6B $0.6B $0.6B $0.4B $0.2B $0.2B $0.2B $0.5B $0.5B $1.0B Variable Rate Fixed Rate 2014 2015 2016 2017 YTD 2018 Total Unpaid Principal Balance (UPB) ($B) Weighted Average Origination LTV Ratio Loan Count % Lender Recourse % DUS™ 100% 100% 811 66% $11.3 98% 100% 3,861 67% $67.1 99% 99% 3,335 68% $55.3 99% 99% 2,869 68% $42.4 99% 99% 2,361 68% $28.9 Certain Credit Chacteristics of Multifamily Loans by Acquisition Period Origination Loan-to-Value Ratio Acquisitions by Note TypeTop 10 MSAs by YTD 2018Acquisition UPB Atlanta Dalas Denver Houston Los Angeles New York Orlando Portland San Francisco Washington, DC © 2018 Fannie Mae. Trademarks of Fannie Mae. 18 (3) (4) Share of Acquistions: 43.1% Total UPB: $4.9B

Certain Credit Characteristics of Multifamily Guaranty Book of Business 2014 2015 2016 2017 YTD 2018 0% 20% 40% 60% 80% 100% Sh are of M ult ifa mi ly Bo ok of Bu sin ess 80% 80% 20% 20% 82% 82% 18% 18% 81% 19% $20.2B $25.2B $13.5B $12.1B $8.8B $8.3B $8.3B $6.4B $6.3B $7.9B Atlanta Chicago Dalas Houston Los Angeles Miami New York San Francisco Seattle Washington, DC Overal Book 2004 & Eariler 2005 - 2008 2009 - 2015 2016 2017 2018 Total Unpaid Principal Balance (UPB) ($B) Average Unpaid Principal Balance ($M) Weighted Average Origination LTV Ratio % Fixed-rate Loan Count % of Book % of Smal Balance Loans % Lender Recourse % DUS Serious Delinquency Rate 100% 100% 22% 4% 813 84% 66% $13.9 $11.3 0.04% 97% 100% 18% 24% 3,837 80% 67% $17.4 $66.6 0.17% 99% 100% 18% 19% 3,175 79% 68% $16.6 $52.7 0.16% 98% 96% 38% 47% 13,998 90% 66% $9.5 $132.3 0.36% 87% 76% 85% 4% 4,725 54% 64% $2.5 $11.8 0.01% 96% 95% 69% 2% 1,490 21% 71% $4.4 $6.5 0.13% 97% 97% 42% 100% 28,038 82% 67% $10.0 $281.3 Conventional / Co-op Senior Student Manufactured 100% 99% 28% 4% 926 87% 67% $10.7 $9.9 0.11% 100% 99% 15% 4% 563 79% 67% $18.2 $10.3 0.10% 98% 100% 2% 5% 705 62% 67% $21.4 $15.1 0.14% 97% 96% 44% 87% 25,844 84% 67% $9.5 $246.1 Certain Credit Characteristics of Multifamily Book of Business by Acquisition Year, Asset Class, or Targeted Afordable Segment UPB by Maturity Year Multifamily Book of Businessby Note TypeTop 10 MSAs by UPB $3.1B $215.3B $22.4B $16.0B $12.6B$11.9B 2018 2019 2020 2021 2022 Other Variable Rate Fixed Rate Acquisition Year Asset Class or Targeted Afordable Segment Privately Owned with Subsidy 0.23% 95% 95% 41% 12% 3,842 66% 70% $8.7 $33.5 © 2018 Fannie Mae. Trademarks of Fannie Mae. 19 (3) (8) (4) (7) As of March 31, 2018 Share of Book of Business: 100% Total UPB: $281.3B Share of Book of Business: 41.6% Total UPB: $117.0B (5) (5) (5) (5) (6) (1)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 0.0% 0.5% 1.0% 1.5% 2.0% Cr ed it L oss Ra te 0.0% 0.2% 0.1% 0.0% 0.4%0.3% 0.0% 0.4% 0.5% 0.9% 0.2% 0.7% 0.9% 1.2% 1.1% 0.8% 0.9% 1.4% 0.3%0.3% 0.1% 0.1%0.0%0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% DUS Credit Loss Rate Total Credit Loss Rate Non-DUS Credit Loss Rate 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Se rio us De lin qu en cy Ra te 0.55% 0.34% 0.15% 0.05% 0.56% 0.11% 1.36% 0.44% 1.20% 0.24% 0.71% 0.21% 0.21% 0.18% 0.24% 0.63% 0.13% 0.50% 0.10% 0.59% 0.09%0.08% 0.08% 0.07% 0.07% 0.05% 0.39% 0.92% DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate Non-DUS Serious Delinquency Rate DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2018 Serious Delinquency Rates 2013 2014 2015 2016 2017 YTD 2018 -2.0 -1.0 0.0 1.0 2.0 3.0 Ba sis Po int s (0.7) (0.2) 2.5 0.6 (2.7) (2.3) Credit Loss (Benefit) Ratio Multifamily Serious Delinquency Rates and Credit Losses © 2018 Fannie Mae. Trademarks of Fannie Mae. 20 (4) (9) (4) (8) (2) (10)

Endnotes © 2018 Fannie Mae. Trademarks of Fannie Mae. 21

Financial Overview Endnotes Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payrol Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2018. UPB estimates are based on data available through the end of March 2018. Including subsequent data may lead to materialy diferent results. Home price change is not seasonaly adjusted. Source: Bureau of Economic Analysis. GDP growth rate is calculated using the quarterly annualized growth rate for the most recent period and the annual growth rate for prior periods. Under the terms of the senior preferred stock purchase agreement, dividend payments we make to Treasury do not ofset our prior draws of funds from Treasury, and we are not permitted to pay down draws we have made under the agreement except in limited circumstances. Treasury draws are shown in the period for which requested, not when the funds were received by us. Draw requests have been funded in the quarter folowing a net worth deficit. (1) (2) (3) (4) (5) © 2018 Fannie Mae. Trademarks of Fannie Mae. 22

Single-Family Business Endnotes

(1) Single-family conventional population consists of: (a) single-family mortgage loans of Fannie Mae; (b) single-family mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(2) Calculated based on the average guaranty fee rate for our single-family guaranty arrangements during the period plus the recognition of any upfront cash payments over an estimated average life. Excludes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by us.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Population excludes HARP and other Refi Plus loans acquired under our Refi Plus™ initiative.

(5) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance.

(6) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions.

(7) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $4 billion outstanding as of March 31, 2018.

(8) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(9) For a description of our Alt-A loan classification criteria, refer to Fannie Mae's 2017 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time.

(10) "Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state.

(11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property, which we calculate using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(12) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities™ and Credit Insurance Risk Transfer™ credit risk transfer transactions on a lagged basis (typically about six months to one year after we initially acquire the loans), we expect the percentage of our 2017 and 2018 single-family loan acquisitions with credit enhancement will increase in the future.

(13) The aggregate estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan as of the end of each period divided by the estimated value of the property as of the end of the period.

(14) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first three months of 2018. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation.

(15) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower's voluntarily signing over title to the property.

(16) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered.

(17) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end.

(18) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans.

(19) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2018 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods.

© 2018 Fannie Mae. Trademarks of Fannie Mae.

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Multifamily Business Endnotes Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. The information presented excludes loans for which our loan level information is incomplete, which comprised less than 1% of our multifamily guaranty book of business as of March 31, 2018. Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Credit benefits are the result of recoveries on previously charged-of amounts. Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in al applicable categories. The Multifamily Afordable Business Channel focuses on financing properties that are under an agreement that provides long-term afordability, such as properties with rent subsidies or income restrictions. Multifamily loans with an original unpaid balance of up to $3 milion nationwide or up to $5 milion in high cost markets. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Cumulative credit loss rate is the cumulative credit losses (gains) through March 31, 2018 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Credit loss (benefit) ratio is annualized for the most recent period. (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) © 2018 Fannie Mae. Trademarks of Fannie Mae. 24